                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2006 (March 9, 2006)

                             RURBAN FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

              Ohio                         0-13507                34-1395608
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

   401 Clinton Street, Defiance, Ohio                               43512
(Address of principal executive offices)                          (Zip Code)

                                 (419) 783-8950
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 9, 2006 and March 10, 2006, Rurban Financial Corp. (the "Company") entered into Supplemental Executive Retirement Plan Agreements (the "SERP Agreements") and Change in Control Agreements (the "Change in Control Agreements") with each of Duane L. Sinn, Executive Vice President and Chief Financial Officer of the Company; Henry R. Thiemann, President and Chief Executive Officer of Exchange Bank; Jeffrey D. Sewell, President and Chief Executive Officer of Rurban Operations Corp.; and Mark K. Klein, President and Chief Executive Officer of The State Bank and Trust Company. The Company also entered into a SERP Agreement with Kenneth A. Joyce, Chief Executive Officer of the Company. Each of these SERP Agreements and Change in Control Agreements is effective as of March 1, 2006.

     Portions of the SERP Agreements and the Change in Control Agreements are subject to deferred compensation rules under Section 409A of the Internal Revenue Code and will be amended to fully reflect those rules after the Internal Revenue Service issues final regulations. Until those regulations are issued, the Company will administer the SERP Agreements and the Change in Control Agreements in a good faith attempt to comply with Section 409A of the Internal Revenue Code.

SERP Agreements

     Under the SERP Agreements, if the executive officer remains in the continuous employment of the Company or one of its subsidiaries, he must retire on the first December 31st after his 65th birthday (62nd birthday for Mr. Joyce) (the "Retirement Date"), unless the Board of Directors shortens or extends the employment period. Beginning on the first day of the month following retirement, the executive officer will receive an annual benefit equal to a portion of his "Annual Direct Salary" (25% for Mr. Joyce, 20% for Messrs. Sinn and Thiemann, and 15% for Messrs. Klein and Sewell) in equal monthly installments of 1/12th of the annual benefit for a period of 180 months. "Annual Direct Salary" means the highest base salary paid to the executive officer for any calendar month during the 36-month period preceding the termination of his employment, multiplied by 12.

     If there is a "change in control" of the Company (as defined in the SERP Agreements) the executive officer will receive an annual benefit equal to a portion of his Annual Direct Salary (25% for Mr. Joyce, 20% for Messrs. Sinn and Thiemann, and 15% for Messrs. Klein and Sewell) calculated as of the date of the change in control or the date his employment is terminated, whichever is higher. The annual benefit will be paid in equal monthly installments of 1/12th of the annual benefit for a period of 180 months, beginning on the executive officer's Retirement Date. If the compensation provided to an executive officer under his SERP Agreement in connection with a change in control would constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code, then the relevant portions of any separate Change in Control Agreement between the Company and the executive officer would apply. If the Company and the executive officer are not parties to a separate Change in Control Agreement, the amount of compensation payable under the executive officer's SERP Agreement will be reduced to the extent necessary to avoid excise taxes under Section 4999 of the Internal Revenue Code.

     If an executive officer voluntarily terminates his employment after completing at least five years of employment but prior to his Retirement Date, his SERP Agreement will terminate immediately and the Company will pay the executive officer early retirement compensation equal to:

     - a portion of the executive officer's Annual Direct Salary (15% for Mr. Joyce, 10% for Messrs. Sinn and Thiemann, and 5% for Messrs. Klein and Sewell) if the executive officer terminates employment after age 55 and before age 60;

     - a portion of the executive officer's Annual Direct Salary (20% for Mr. Joyce, 15% Messrs. Sinn and Thiemann, and 10% for Messrs. Klein and Sewell) if the executive officer terminates employment after age 60 and before age 65 (after age 59 and before age 61 for Mr. Joyce); or

     - a portion of the executive officer's Annual Direct Salary (25% for Mr. Joyce; 20% for Messrs. Sinn and Thiemann, and 15% for Mr. Klein and Mr. Sewell) if the executive officer terminates employment at age 65 (age 62 for Mr. Joyce).

     The early retirement compensation described above will be paid beginning on the first day of the month following the executive officer's Retirement Date in equal monthly installments of 1/12th of the annual benefit for a period of 180 months. If the executive officer dies at any time after age 55 but prior to his Retirement Date while employed by the Company (or one of its subsidiaries, as applicable), his death will be treated as an early retirement and his designated beneficiary or estate will receive early retirement compensation as described above beginning on the first day of the first month beginning after the executive officer's death. If the executive officer voluntarily terminates his employment prior to age 55 or if the executive officer is discharged at any time for "Cause" (as defined in the SERP Agreements) he will not be entitled to any compensation under his SERP Agreement.

     If an executive officer dies or becomes permanently disabled during his employment prior to attaining age 55, his SERP Agreement will terminate and the Company will have no further obligations to the executive officer under his SERP Agreement. However, any compensation that becomes payable to an executive officer under his SERP Agreement prior to his death or permanent disability (i.e., compensation arising from retirement, early retirement or a change in control) will continue to be paid to the executive officer or his designated beneficiary or estate, as appropriate.

     The SERP Agreements do not require the executive officers to mitigate the amount of any compensation payable to them under the SERP Agreements by seeking other employment or otherwise. The compensation payable to the executive officers under the SERP Agreements will not be reduced by any other compensation or benefits the executive officers earn or become entitled to receive after the termination of their employment with the Company and its subsidiaries.

     During the term of the SERP Agreements and for a period of two years thereafter, the executive officers are prohibited from:


     -    providing financial or executive assistance to any person or entity
          (1) located within 50 miles of the office of the Company or its subsidiary at which the executive officer works and (2) engaged in the banking or financial services industry or any other activity engaged in by the Company or its subsidiaries at the beginning of the non-competition period;

     - directly or indirectly soliciting, inducing or encouraging any of the customers or referral sources of the Company and its subsidiaries (who were customers or referral sources during the executive officer's employment with the Company) to become a customer or referral source of another company; and

     - directly or indirectly contacting, soliciting or inducing any of the employees of the Company and its subsidiaries (who were employees during the executive officer's employment) to terminate their employment with the Company or its subsidiaries or to seek, obtain or accept employment with another company.

     The SERP Agreements also prohibit the executive officers from using or disclosing any material confidential information of the Company and its subsidiaries to any person other than an employee of the Company or its subsidiaries or a person to whom the disclosure is reasonably necessary or appropriate in connection with the executive officer's duties to the Company and its subsidiaries.

     In the event of a dispute between the Company and the executive officer regarding a SERP Agreement, the parties will submit the dispute to binding arbitration. The Company and its subsidiaries will bear all costs associated with any disputes arising under the SERP Agreements, including reasonable accounting and legal fees incurred by the executive officers.

Change in Control Agreements

     The term of each Change in Control Agreement begins on March 1, 2006 is effective through the March 31, 2008 (March 31, 2009 for Mr. Sinn). Each Change in Control Agreement will renew automatically for an additional year unless the Company provides the executive officer with notice of non-renewal in accordance with the Change in Control Agreement. The Company is prohibited from delivering such notice during the "Protection Period" and each Change in Control Agreement will remain in effect throughout any Protection Period. The Change in Control Agreements define the "Protection Period" as the period beginning on the first date the Board of Directors of the Company learns of an event that would result in a "change in control" if completed and ending on the latest of:

     - the last day of the twelfth complete calendar month beginning after the change in control;

     - 60 days after the date the executive officer learns of an event occurring during the Protection Period which falls within the definition of "Good Reason" (as defined in the Change in Control Agreements) and which the Company or its successor concealed; or

     - 60 days after the conclusion of an unsuccessful attempt to terminate the executive officer for "Cause" (as defined in the Change in Control Agreements).

     Each Change in Control Agreement will terminate on the earliest of the following events:

     - the executive officer's employment is terminated before the beginning of a Protection Period;

     - the executive officer is reassigned before the beginning of a Protection Period to a more junior position (unless a majority of the employees in the new job classification have change in control agreements);

     - the executive officer agrees to terminate his Change in Control Agreement; or

     - all payments due to the executive officer under the Change in Control Agreement have been paid.

     A "change in control" is defined by the Change in Control Agreements as:

     - any transaction that would be required to be reported in a proxy statement sent to the Company's shareholders;

     - a merger or consolidation of the Company or the purchase of all or substantially all of the Company's assets by another person or group, in each case, resulting in less than a majority of the successor entity's outstanding voting stock being owned immediately after the transaction by the holders of the Company's voting stock before the transaction;

     - any person becoming a "beneficial owner" of securities representing 50% or more of the combined voting power of the Company eligible to vote for the election of the Company's Board of Directors;

     - any person other than the Company, the executive officer or the Rurban ESOP and Savings Plan becoming the beneficial owner of securities representing 25% or more of the combined voting power of the Company (disregarding any securities which were not acquired for the purpose of changing or influencing control of the Company);

     - individuals who constitute the Company's Board of Directors on March 1, 2006 ceasing for any reason to constitute at least a majority of the members of the Company's Board of Directors (unless the new directors were approved by the vote of at least 2/3rds of the then incumbent directors); or

     - any other change of control of the Company similar in effect to any of the foregoing.

     Under each Change in Control Agreement, (1) if an executive officer is terminated by the Company or its successor in connection with a "change in control" of the Company (other than termination of employment for "Cause" as defined in the Change of Control Agreements) during the Protection Period or (2) if the executive officer terminates his employment for "Good Reason" during the Protection Period, the Company or its successor will:

     - pay the executive officer a lump sum cash payment equal to 2 times (1.5 times for Mr. Sewell) the executive officer's Annual Direct Salary (i.e., the highest base salary paid to the executive officer for any calendar month during the 36-month period preceding the termination of his employment, multiplied by 12);

     - provide the executive officer and his family (if the executive officer elected family coverage prior to the termination of his employment) with continued health care, life insurance and disability insurance coverage without cost to the executive for a period of two years (1.5 years for Mr. Sewell), at the same level and subject to the same terms that were in effect on the first day of the Protection Period; and

     - any other payments or benefits to which the executive officer is entitled under the terms of any other agreement, arrangement, plan or program in which he participates.

     If the Company or its successor is unable to provide the health care, life insurance and disability insurance coverage described above through an insured arrangement for active employees and with the same tax consequences available to active employees, the Company or its successor will pay the executive officer an additional amount of cash equal to the executive officer's cost of procuring equivalent coverage. The amount of this cash payment will be "grossed up" to ensure that the executive officer receives enough cash to pay the cost of procuring equivalent coverage after payment of all applicable federal, state and local taxes.

     If the compensation provided to an executive officer under his Change in Control Agreement would constitute a "parachute payment" within the meaning of
Section 280G of the Internal Revenue Code, then the amount of compensation payable under the executive officer's Change in Control Agreement will be reduced to the extent necessary to avoid excise taxes under Section 4999 of the Internal Revenue Code.

     Under each Change in Control Agreement, if an executive officer's employment is terminated for "Cause" (as defined in the Change in Control Agreements) or if the executive officer voluntarily terminates his employment without "Good Reason" (as defined in the Change in Control Agreements), the Change in Control Agreement will terminate immediately and the executive officer will not be entitled to any compensation or benefits other than salary accrued through the date his employment terminated and benefits to which the executive officer is entitled under the terms of the Company's (or any successor entity's) benefit plans.

     If an executive officer dies or becomes permanently disabled during his employment, his Change in Control Agreement will terminate and the Company will have no further obligations to the executive officer under his Change in Control Agreement. However, any compensation that becomes payable to an executive officer under his Change in Control Agreement prior to his death or permanent disability will continue to be paid to the executive officer or his designated beneficiary or estate, as appropriate.

     The Change in Control Agreements do not require the executive officers to mitigate the amount of any compensation payable to them under the Change in Control Agreements by seeking other employment or otherwise. The compensation payable to the executive officers under the Change in Control Agreements will not be reduced by any other compensation or benefits the executive officers earn or become entitled to receive after the termination of their employment with the Company or its successor and their subsidiaries.

     If a change in control occurs and the executive officer receives payments under his Change in Control Agreement, the executive officer will be prohibited from engaging the in following activities for two years (18 months for Mr. Sewell) following the termination of the executive officer's employment with the Company or its successor:

     -    providing financial or executive assistance to any person or entity
          (1) located within 50 miles of the office of the Company or its subsidiary at which the executive officer works and (2) engaged in the banking or financial services industry or any other activity engaged in by the Company or its subsidiaries on the date of the change in control;

     - directly or indirectly contacting, soliciting or inducing any of the customers or referral sources of the Company and its subsidiaries (who were customers or referral sources during the executive officer's employment with the Company or its subsidiaries) to become a customer or referral source of another company; and

     - directly or indirectly soliciting, inducing or encouraging any of the employees of the Company or its successor and their subsidiaries (who were employees during the executive officer's employment) to terminate their employment with the Company or its successor and their subsidiaries or to seek, obtain or accept employment with another company.

     The Change in Control Agreements also prohibit the executive officers from using or disclosing any material confidential information of the Company or its successor and their subsidiaries to any person other than an employee of the Company or its successor and their subsidiaries or a person to whom the disclosure is reasonably necessary or appropriate in connection with the executive officer's duties to the Company or its successor and their subsidiaries.

     In the event of a dispute between the Company and the executive officer regarding a Change in Control Agreement, the parties will submit the dispute to binding arbitration. The Company and its subsidiaries will bear all costs associated with any disputes arising under the Change in Control Agreements, including reasonable accounting and legal fees incurred by the executive officer.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     The Executive Salary Continuation Agreement, dated December 3, 2001, by and between the Company and Mr. Joyce was superseded by his SERP Agreement described under Item 1.01 above effective as of March 1, 2006.

     The Severance Agreement Due to Change in Control of Rurban Financial Corp., dated as of March 14, 2001, by and between the Company and Mr. Sinn and the Executive Salary Continuation Agreement, dated as of July 1, 2001, by and between the Company and Mr. Sinn were each superseded by Mr. Sinn's SERP Agreement and Change in Control Agreement described under Item 1.01 above effective as of March 1, 2006.

     The Severance Agreement Due to Change in Control of Rurban Financial Corp., dated as of March 14, 2001, by and between the Company and Mr. Thiemann and the Supplemental Severance Agreement Due to Change in Control of Rurban Financial Corp., dated June 25, 2002, by and between the Company and Mr. Thiemann were each superseded by Mr. Thiemann's SERP Agreement and Change in Control Agreement described under Item 1.01 above effective as of March 1, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired - Not Applicable

     (b)  Pro forma financial information - Not Applicable

     (c)  Exhibits - None

   [Remainder of page intentionally left blank; signature on following page.]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RURBAN FINANCIAL CORP.


Dated: March 15, 2006                   By: /s/ Duane L. Sinn
                                            ------------------------------------
                                            Duane L. Sinn
                                            Executive Vice President and Chief
                                            Financial Officer